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CERTIFICATE NO.                                                         SHARES


                                     [Crest]


                INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO

AUTHORIZED          SHARES                              SHARES WITHOUT PAR VALUE
          ---------

THIS CERTIFIES THAT                                             IS THE HOLDER OF
                   --------------------------------------------

                                                     SHARES WITHOUT PAR VALUE OF
- -----------------------------------------------------


                                  NETMED, INC.


FULLY PAID AND NON-ASSESSABLE, TRANSFERABLE ONLY ON THE BOOKS OF THE COMPANY BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

     DATED THIS                  DAY OF                                  , 19
               -----------------       ----------------------------------    ---

- -----------------------------------     ----------------------------------------
                         Secretary                                     President

Dayton Legal Blank Co.


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                                  CERTIFICATE

                             NO.

                                      FOR



                                    SHARES

                               WITHOUT PAR VALUE

                                      OF


                                  NETMED, INC.


                                   ISSUED TO

                    ---------------------------------------
                                     DATED

                    ---------------------------------------


FOR VALUE RECEIVED,                    HEREBY SELL, ASSIGN AND TRANSFER UNTO
                   -------------------

- ----------------------------------------------------------------------------
                                                        SHARES BENEFICIALLY
- -------------------------------------------------------
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
        -----------------------------------------------------------------------
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

        DATED                        19
             -----------------------    ---
IN PRESENCE OF
                                              ---------------------------------

- -------------------------------------------------------------------------------

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.